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                SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report  (Date of earliest event reported) July 2, 1996

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)


              New Jersey         1-9120         22-2625848
              (State or other    (Commission    (I.R.S. Employer
              Jurisdiction of    File Number)   Identification No.)
              Incorporation)

              80 Park Plaza, P.O. Box 1171
              Newark, New Jersey                         07101-1171
              (Address of principal executive offices)   (Zip Code)

              Registrant's telephone number, including area code: 201-430-7000

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Item 5.  Other Events
- -------  ------------

The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1 - Business of Part I and under Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") of the Annual Report on Form 10-K for the year ended December 31, 1995; and under Item 2 - MD&A of Part I and under Item 5 - Other Information of Part II of the Report on Form 10-Q for the quarter ended March 31, 1996 of Public Service Enterprise Group Incorporated ("Enterprise").

Reference is made to the press release of Enterprise dated July 2, 1996, a copy of which is attached hereto as Exhibit 99, announcing the sale of its indirect subsidiary, Energy Development Corporation and management's current intention to seek authorization from Enterprise's Board of Directors to initiate a program to repurchase Enterprise Common Stock.

Item 7.  Financial Statements and Exhibits
- -------  ---------------------------------

Exhibit
Number

99                    Enterprise press release dated July 2, 1996.


                                 SIGNATURE
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                              (Registrant)



              By               ROBERT C. MURRAY
                      ---------------------------------------------
                               Robert C. Murray
                       Vice President and Chief Financial Officer
                      Public Service Enterprise Group Incorporated



Date:  July 2, 1996